UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2015

BLUE LINE PROTECTION GROUP, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52942	20-5543728
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Independence St., 3rd Floor
Lakewood, CO	80215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(800) 844-5576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers; Appointment of Principal Officers

At an Annual Meeting of Shareholders of the Registrant held on July 28, 2015 (referred to hereinafter as the “Annual Meeting”), Mr. Sean Campbell resigned as the Chief Executive Officer and sole director of the Registrant, effective immediately.

On July 28, 2015, the Board of the Directors of the Registrant ratified the appointment of Daniel L. Allen as Chief Executive Officer to fill the vacancy left by Mr. Campbell’s departure.  Mr. Allen has been President, CEO and a Director of Sibannac, Inc. since August 25, 2014.  Mr. Allen was a consultant in the areas of banking and financing for Blue Line Protection Group, Inc. for a period of four months in 2014. Between April 2013 and March 2014 Mr. Allen served as the Regional Vice President of Sunflower Bank in Longmont, Colorado. Between June 2001 and April 2013, Mr. Allen was the Chairman and Chief Executive Officer of Mile High Banks in Longmont, Colorado. Mr. Allen holds a Bachelor of Science in Management and Finance from the University of Utah.

On July 28, 2015, the Board of Directors of the Registrant ratified the appointment of Patrick Deparini as Chief Financial Officer.  Mr. Deparini has served as CFO for the Registrant since August 1, 2014.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the shareholders of the Registrant approved an amendment to Article II, Section 3 of the Registrant’s Bylaws, increasing the authorized number of directors to provide for no less than three (3) and not more than five (5) directors.  The changes to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is was filed in the Registrant’s Form 10-SB12G, dated November 28, 2007, and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below:

Proposal 1:  A management proposal to amend the Bylaws to increase the authorized number of directors to no less than three (3) and not more than five (5).  This proposal was approved.

For	Against	Abstained	Broker Non-Vote
81,347,012	0	0	42,178,270

Proposal 2:  The individuals below were elected at the Annual Meeting to serve as directors of the Registrant until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Name	For	Authority Withheld	Broker Non-Vote
Doyle Knudsen	43,520,958	37,826,054	42,178,270
Daniel Allen	43,520,958	37,826,054	42,178,270
Scott Jackson	43,520,958	37,826,054	42,178,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE LINE PROTECTION GROUP, INC.
(Registrant)

Signature	Title	Date

/s/ Daniel Allen	Chief Executive Officer	August 5, 2015
Daniel Allen

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